UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 13, 2005

Goal Capital Funding Trust (Issuer of the Notes)

Goal Capital Funding, LLC (Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-127591-03	51-6567918
333-127591-04	20-3289538
(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100 San Diego, California 92121	9477 Waples Street, Suite 100 San Diego, California 92121
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(858) 320-6799

(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by Goal Capital Funding Trust (the “Issuer”) of $1,000,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2005-2, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the “Notes”) on October 13, 2005.

The Notes were issued pursuant to a registration statement (file numbers 333-127591, 333-127591-01, 333-127591-02, 333-127591-03, 333-127591-04, 333-127591-05 and 333-127591-06) that was declared effective on August 31, 2005. The offering closed on October 13, 2005, and the Issuer sold all of the Notes on such date. The managing underwriters for the offering were Deutsche Bank Securities Inc. and Barclays Capital Inc.

The Issuer offered the Notes at a price equal to 100% of the principal amount thereof. The underwriting discount relating to the Notes was two million one hundred forty-nine thousand nine hundred ninety dollars ($2,149,990), and the net proceeds to the Issuer, after deducting the expenses referred to below, were nine hundred ninety-seven million eight hundred fifty thousand ten dollars ($997,850,010). An estimate for the amount of expenses incurred for the Issuer’s account in connection with the issuance and distribution of the Notes (other than the underwriting discount referred to above) is one million two hundred forty-five thousand two hundred dollars ($1,245,200). Such expenses and underwriting discount were paid to persons other than: (a) directors, officers, general partners of the Issuer and their associates; (b) persons owning ten (10) percent or more of any class of equity securities of the Issuer; and (c) affiliates of the Issuer.

The proceeds from the sale of the Notes (after deducting the underwriting discount referred to above) were deposited with the Indenture Trustee referred to below as follows:

(a) for credit to the Prefunding Account, an amount equal to eight-five million two hundred sixteen thousand nine hundred nine dollars and seventy-seven cents ($85,216,909.77),

(b) for credit to the Add-On Consolidation Loan Account, an amount equal to fifty million dollars ($50,000,000),

(c) for credit to the Capitalized Interest Fund, an amount equal to thirty-one million five hundred thousand dollars ($31,500,000),

(d) for the credit of the Administration Fund, an amount equal to one million three hundred thirty-six thousand two hundred dollars ($1,336,200), which amount shall be applied solely to the payment of Costs of Issuance in the manner set forth in Section 4.03 of the Indenture,

(e) for credit to the Reserve Fund, an amount equal to two million four hundred forty-two thousand eight hundred thirty-two dollars and forty-three cents ($2,442,832.43), and

(f) to acquire the initial portfolio of Eligible Loans, an amount equal to eight hundred twenty-seven million three hundred fifty-four thousand sixty-seven dollars and eighty cents ($827,354,067.80).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement dated September 28, 2005 among Goal Financial, LLC (“Goal Financial”), Goal Capital Funding, LLC (the “Depositor”) and Deutsche Bank Securities Inc., Barclays Capital Inc., Goldman, Sachs & Co. and UBS Securities LLC, as underwriters (the “Underwriters”).

3.1	Amended and Restated Limited Liability Company Agreement of the Depositor dated as of October 1, 2005.

4.1	Indenture of Trust dated as of October 1, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”).

4.2	First Supplemental Indenture of Trust dated as of October 1, 2005 between the Issuer and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement dated as of October 1, 2005 between the Depositor and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

8.1	Opinion of Mayer, Brown, Row & Maw LLP with respect to tax matters.

99.1	Administration Agreement dated as of October 1, 2005 among the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Delaware Trustee and Goal Financial, as Issuer Administrator.

99.2	Eligible Lender Trust Agreement dated as of October 1, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as eligible lender trustee.

99.3	Eligible Lender Trust Agreement dated as of October 1, 2005 between the Depositor and JPMorgan Chase Bank, N.A., as eligible lender trustee.

99.4	Loan Purchase Agreement dated as of October 1, 2005 among the Depositor, the Issuer and the other parties thereto.

99.5	Student Loan Repurchase Agreement dated as of October 1, 2005 between the Issuer and Goal Financial.

99.6	Federal FFEL Servicing Agreement dated as of October 1, 2005 between the Issuer and ACS Education Services, Inc. (“ACS”).

99.7	Federal FFEL Servicing Agreement dated as of October 1, 2005 between the Depositor and ACS.

99.8	Student Loan Servicing Agreement dated as of October 1, 2005 between the Issuer and Great Lakes Educational Loan Services, Inc. (“Great Lakes”).

99.9	Student Loan Servicing Agreement dated as of October 1, 2005 between the Depositor and Great Lakes.

99.10	Guarantee Agreement between Massachusetts Higher Education Assistance Corporation (d/b/a American Student Assistance, hereinafter referred to as “ASA”) and JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Issuer and the Depositor.

99.11	Student Loan Guaranty between Great Lakes Higher Education Guaranty Corporation and JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Issuer and the Depositor.

99.12	Certificate of Comprehensive Insurance by ASA in favor of JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Depositor and the Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005	GOAL CAPITAL FUNDING TRUST, as Co-Registrant
	By:	Goal Financial, LLC, as Issuer Administrator of Goal Capital Funding Trust

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

October 26, 2005	GOAL CAPITAL FUNDING, LLC, as Co-Registrant
	By:	Goal Financial, LLC, as Manager of Goal Capital Funding, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

5	Post-closing 8-K

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement dated September 28, 2005 among Goal Financial, LLC (“Goal Financial”), Goal Capital Funding, LLC (the “Depositor”) and Deutsche Bank Securities Inc., Barclays Capital Inc., Goldman, Sachs & Co. and UBS Securities LLC, as underwriters (the “Underwriters”).

3.1	Amended and Restated Limited Liability Company Agreement of the Depositor dated as of October 1, 2005.

4.1	Indenture of Trust dated as of October 1, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”).

4.2	First Supplemental Indenture of Trust dated as of October 1, 2005 between the Issuer and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement dated as of October 1, 2005 between the Depositor and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

8.1	Opinion of Mayer, Brown, Row & Maw LLP with respect to tax matters.

99.1	Administration Agreement dated as of October 1, 2005 among the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Delaware Trustee and Goal Financial, as Issuer Administrator.

99.2	Eligible Lender Trust Agreement dated as of October 1, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as eligible lender trustee.

99.3	Eligible Lender Trust Agreement dated as of October 1, 2005 between the Depositor and JPMorgan Chase Bank, N.A., as eligible lender trustee.

99.4	Loan Purchase Agreement dated as of October 1, 2005 among the Depositor, the Issuer and the other parties thereto.

99.5	Student Loan Repurchase Agreement dated as of October 1, 2005 between the Issuer and Goal Financial.

99.6	Federal FFEL Servicing Agreement dated as of October 1, 2005 between the Issuer and ACS Education Services, Inc. (“ACS”).

99.7	Federal FFEL Servicing Agreement dated as of October 1, 2005 between the Depositor and ACS.

99.8	Student Loan Servicing Agreement dated as of October 1, 2005 between the Issuer and Great Lakes Educational Loan Services, Inc. (“Great Lakes”).

99.9	Student Loan Servicing Agreement dated as of October 1, 2005 between the Depositor and Great Lakes.

99.10	Guarantee Agreement between Massachusetts Higher Education Assistance Corporation (d/b/a American Student Assistance, hereinafter referred to as “ASA”) and JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Issuer and the Depositor.

99.11	Student Loan Guaranty between Great Lakes Higher Education Guaranty Corporation and JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Issuer and the Depositor.

99.12	Certificate of Comprehensive Insurance by ASA in favor of JPMorgan Chase Bank, N.A., as eligible lender trustee for each of the Depositor and the Issuer.